UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
September 7, 2006
Date of report (Date of earliest event reported)
STONE ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12074	72-1235413

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road
Lafayette, Louisiana	70508

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (337) 237-0410
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Complaint Filed by Energy Partners, Ltd.
Amended Complaint Filed by ATS, Inc.

Item 8.01. Other Events.
On September 7, 2006, Energy Partners, Ltd. (“EPL”) filed a complaint for declaratory relief in the Delaware Court of Chancery seeking clarification of certain terms of the agreement and plan of merger (the “Merger Agreement”) with Stone Energy Corporation (“Stone”), dated as of June 22, 2006. A copy of the complaint is filed as Exhibit 99.1 to this Current Report on Form 8-K.
On September 11, 2006, ATS, Inc. (“ATS”) filed an amended complaint in the Delaware Court of Chancery challenging certain provisions in the Merger Agreement. The complaint names as defendants the directors of EPL, EPL and Stone. ATS had previously announced an all cash tender offer for EPL conditioned upon the termination of the Merger Agreement. A copy of the complaint is filed as Exhibit 99.2 to this Current Report on Form 8-K.
Additional Information
STONE AND EPL HAVE FILED A JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING STONE, EPL AND THE ACQUISITION. A DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS WILL BE SENT TO SECURITY HOLDERS OF STONE AND EPL SEEKING THEIR APPROVAL OF THE ACQUISITION.
The documents filed with the SEC by Stone may be obtained free of charge from Stone’s website at www.stoneenergy.com or by directing a request to: Stone Energy Corporation, 625 E. Kaliste Saloom Road, Lafayette, Louisiana 70508, Attn: Kenneth H. Beer, (337) 237-0410. The documents filed with the SEC by EPL may be obtained free of charge from EPL’s website at www.eplweb.com or by directing a request to: Energy Partners, Ltd., 201 St. Charles Avenue, Suite 3400, New Orleans, Louisiana 70170, Attn: Secretary, (504) 569-1875. Investors and security holders are urged to read the definitive joint proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed acquisition.
Stone, EPL and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Stone and EPL in connection with the acquisition. Information about the executive officers and directors of Stone and their direct or indirect interests, by security holdings or otherwise, in the acquisition will be set forth in the proxy statement/prospectus relating to the acquisition when it becomes available. Information about the executive officers and directors of EPL and their direct or indirect interests, by security holdings or otherwise, in the acquisition will be set forth in the proxy statement/prospectus relating to the acquisition when it becomes available.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits:
99.1	Complaint filed with the Delaware Court of Chancery on September 7, 2006 by Energy Partners, Ltd.

99.2	Amended Complaint filed with the Delaware Court of Chancery on September 11, 2006 by ATS, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION

Date: September 12, 2006	By:	/s/ J. Kent Pierret

J. Kent Pierret
Senior Vice President,
Chief Accounting Officer and
Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Complaint filed with the Delaware Court of Chancery on September 7, 2006 by Energy Partners, Ltd.

99.2	Amended Complaint filed with the Delaware Court of Chancery on September 11, 2006 by ATS, Inc.